EXHIBIT A
                MPLS/NBI STOCK EXCHANGE AGREEMENT
                        October 15, 2002

     NBI SHAREHOLDERS           NBI SHARES      EXCHANGE MPLS
                                EXCHANGED          SHARES

     -------------------        ------------    --------------
1.   Jano Holdings Ltd.
      c/o Neuro Bioscience       1,975,000         3,498,712
      32 Haymarket
      London SW1Y 4TP


2.   Crescendo Holdings
      Limited                      990,000         1,753,785
      c/o Neuro Bioscience
      32 Haymarket
      London SW1Y 4TP


3.   Bioaccelcrate Limited
      c/o Neuro Bioscience         863,000         1,528,804
      32 Haymarket
      London SW1Y 4TP


4.   Lifescience Ventures
      Limited                      120,000           212,580
      c/o Neuro Bioscience
      32 Haymarket
      London SW1Y 4TP


5.   Allison Investment
      Corp.                        160,000           283,440
      525 Washington Blvd
      Jersey City, NJ
      07310


6.   Kingston Scientific
      Partnership                  421,000           745,800
      c/o Neuro Bioscience
      32 Haymarket
      London SW1Y 4TP


7.   Stegram
      Pharmaceuticals Limited      113,000           200,000
      c/o Neuro Bioscience
      32 Haymarket
      London SW1Y 4TP


8.   CRO & Development EU
      South Ltd.                   438,543           776,879
      c/o Neuro Bioscience
      32 Haymarket
      London SW1Y 4TP

          TOTALS                 5,080,543         9,000,000